UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

ASTRONICS CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Commerce Way, East Aurora, New York		14052-2191

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (716) 805-1599

__ ___Not Applicable__ ____

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
	99	News Release dated January 29, 2004.

Item 9.     Regulation FD Disclosure.

                On January 29, 2004, Astronics Corporation issued a news release announcing financial results for the quarter and year ended December 31, 2003. The news release is annexed as Exhibit 99 to this Current Report on Form 8-K. This information is being furnished under Item 12 of Form 8-K.

                The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTRONICS CORPORATION

(Registrant)

Date: January 30, 2004	By: /s/ David C. Burney

David C. Burney Vice President-Finance

Exhibit Number	Description
99	Earnings Release of Astronics Corporation dated January 29, 2004.